SIMPLIFY EXCHANGE TRADED FUNDS

Simplify Volatility Premium ETF

Nasdaq: SVOL

Supplement dated July 2, 2021 to the Prospectus and Statement of Additional Information (“SAI”) dated May 9, 2021.

Effective July 2, 2021, the section entitled “Purchase and Sale of Fund Shares” on page 4 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of NYSE Arca, Inc. Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily for cash but may include in-kind securities. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund. Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV.

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This Supplement dated July 2, 2021, and the Prospectus and Statement of Additional Information dated May 9, 2021, provide relevant information for all shareholders and should be retained for future reference. The Prospectus, and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1 (855) 772-8488.